UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Annual Report
to Stockholders

DWS Global Commodities
Stock Fund, Inc.

DWS Global Commodities Stock Fund, Inc.

Investment Objectives and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices	DWS Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154
Automated Information Line	DWS Closed-End Fund Info Line (800) 349-4281
Web Sites	Visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Transfer Agent and Registrar	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: (800) 294-4366
Dividend Reinvestment Plan Agent	UMB Bank, N.A.
Legal Counsel	Willkie Farr & Gallagher LLP
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
New York Stock Exchange Symbol — GCS

Contents

click here Portfolio Management Review

click here Other Information

click here Investment Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Dividend Reinvestment and Cash Purchase Plan

click here Investment Manager

click here Directors and Officers

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors or factors affecting a particular industry or commodity could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Global Commodities Stock Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment manager for DWS Global Commodities Stock Fund, Inc. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 23 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Over 21 years of investment industry experience.

B.A., Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 12 years of investment industry experience.

B.S., State University of New York at Fredonia.

In the following interview, Lead Portfolio Manager Theresa Gusman and Portfolio Managers Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the annual period ended June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the commodity markets and the fund perform during the past year?

A: The fund produced a cumulative total return at net asset value of 22.91%. The price of the fund's shares traded on the New York Stock Exchange returned 26.01% based on market price. In comparison, the fund's blended benchmark — comprised of 20% the S&P Goldman Sachs Commodity Index (S&P GSCI), 40% the MSCI World Energy Index, and 40% the MSCI World Materials Index — returned 21.30% during the same period.1

1 The S&P Goldman Sachs Commodity Index (S&P GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly in an index.

To review, we look to capture commodity returns via (1) allocation among commodities and commodity-related stocks, (2) tactical positions in individual commodities and (3) stock selection.

Our decisions regarding allocation proved beneficial to performance. In June of 2006, we began shifting the fund's commodity allocation away from commodities and into commodity-related equities. At the time, we believed the extreme sell-off in commodity-related equities had resulted in stock prices that reflected much lower prices for physical commodities than was actually the case. This analysis proved to be correct, and enabled us to mitigate some of the effect of the 19% drop in the S&P Goldman Sachs Commodity Index during the June 2006-December 2006 time period. Further, we added value by buying a series of structured notes providing exposure to longer-term futures contracts on the price of oil, rather than investing solely in the shortest-term contract. At the beginning of 2007, we began to take profit in some of the fund's positions in commodity-related equities and to reallocate those proceeds into physical commodities. We believe this is a prime example of how we are able to add value through active portfolio management.

The fund's tactical overweight position in gold detracted from performance.2 The streetTRACKS Gold Trust exchange-traded fund — which tracks the price of gold — gained ground on an absolute basis with a gain of 4.96%, but trailed the blended benchmark. In addition, our stock selection detracted as the fund's equity holdings underperformed the equity portion of the blended benchmark. Notable individual detractors from performance included an underweight in Chevron Corp. and the fund's lack of position in several benchmark components that performed very well: BASF AG, Bayer AG and Nippon Steel Corp. Also detracting was an overweight position in the coal stock Peabody Energy Corp., which declined 12.8%. Notable positives were the fund's overweight positions in Monsanto Co., ExxonMobil Corp., IPSCO Inc. (which was acquired at a premium by SSAB Svenskt Stal AB of Sweden), Rio Tinto PLC and Martin Marietta Materials, Inc.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Please discuss the areas of the market in which you are finding opportunity.

A: For much of the past year, the fund's portfolio has been positioned to take advantage of four key trends in commodities: (1) continuing strength in the refining sector, (2) the "petrodollar theme," which identifies the likely beneficiaries of increased spending by the largest oil producers (such as oil services and mining companies), (3) the booming Chinese demand for commodities and (4) alternative energy.

This positioning proved beneficial to fund returns, as we generated outperformance through positions in the oil & gas equipment services sector as well as in the fertilizers/agricultural chemicals group. However, as commodity-related stocks moved higher and certain fund holdings outperformed, we began moving to a less aggressive stance in the equity portion of the portfolio during the latter part of the period. We accomplished this by reducing exposure to refiners, oil services, miners and mining equipment companies. Our aim was to maintain core holdings in our highest-conviction positions while at the same time not subjecting the portfolio to near-term losses by overstaying our welcome in the fund's winners. This process culminated in the decision to move to an overweight in physical commodities relative to equities. Still, we continue to emphasize the following themes in the portfolio:

Alternative energy is here to stay. Renewable energy currently accounts for a small portion of global energy consumption. However, the development of ethanol, fuel cells, geothermal, hydropower, solar, wind and other alternatives to fossil fuels is being driven by the desire for energy security and independence, the adoption of the Kyoto protocol, improving economic feasibility and government incentives. We believe the solar, wind, and ethanol industries are currently among the most promising, and we favor attractively valued, vertically integrated companies with economies of scale that are both direct and indirect participants in this sector. The fund's largest position in this area is Wacker Chemie AG, which is the world's second-largest producer of ultra-high-purity polysilicon for use in the semiconductor and solar cell industries. Due to its official classification as a chemical company, it was trading at a steep discount to its peers in the polysilicon industry. Since we initiated the position, this discount has begun to close.

Buy what China buys; sell what China sells. We target attractively valued producers of the basic materials in which China cannot economically expand production (such as iron ore, metallurgical coal, copper, nickel, zinc and oil), and we continue to move away from products (aluminum and steel) that China can produce. With Chinese gross domestic product and income growth set to continue at a rapid pace, we anticipate continuing strong commodities demand and we want to maintain exposure to the commodities that China must purchase on the open market.

Follow the petrodollars. Given the robust level of commodity prices, both integrated and national (i.e., government-owned) oil companies are flush with cash. We believe these companies will strive to address the current imbalance of supply and demand by reinvesting those proceeds into adding oil and natural gas capacity. Oil equipment and service providers and engineering construction companies, as well as their suppliers, are the likely beneficiaries of this spending increase. Gold producers are also positioned to benefit as rising oil revenues prompt governments to invest these petrodollars into assets that can provide diversification.

Identify "asset plays." We anticipate ongoing consolidation, privatization and restructuring in the energy and materials sectors.3 Companies with solid underlying assets, large cash positions and strong cash-generation capabilities are excellent takeover candidates. While we will not hold a stock solely for this reason, we have increased the fund's exposure to companies that are either restructuring or whose market values do not reflect the true worth of their underlying assets. We have found such opportunities to be most plentiful in the paper and forest products, containers, and packaging industries, where we have been steadily adding to the fund's overweight position.

3 Consolidation refers to merger activity that results in fewer, and larger, companies; privatization is the purchase of publicly traded companies by entities that proceed to take them private; restructuring is the process of a company seeking to streamline its operations by cutting costs, changing its debt structure, or reducing its size through the sale of assets.

Take advantage of continued tightness in refining. Increased ethanol production, the partial alleviation of production bottlenecks and the rising price of oil (which is an input for refining companies) made the refining sector less of a "one-way bet" than it has been in recent years. Nevertheless, refining capacity remains a major bottleneck within the energy sector. Old equipment, increased environmental regulations and strong demand for refined products (i.e., gasoline and diesel) continues to drive the profitability of the refining industry. Still, we will be more selective in our approach to this sector through the second half of the year.

We are also maintaining a positive stance on gold, despite the fact that gold detracted from fund performance during the annual reporting period. At the same time, as the strong global economy and reduced selling by central banks are supporting demand, the increasing difficulty of mining available gold continues to constrict supply by boosting costs and extending new project timelines. The fund holds a large overweight position in gold, which we have achieved via both the streetTRACKS Gold Trust Shares exchange-traded fund and a modest overweight position in gold stocks.

Q: What is your broad view on the commodity markets?

A: We continue to believe that the advance in commodity prices is still in its early stages. Historically, bull markets in commodities have lasted upwards of 18 years. The current cycle is only six years old, and the supply and demand trends for energy, industrial and agricultural commodities remain supportive of performance. We believe commodity prices in general will stay at high levels until sufficient new supply is brought onto the market or demand weakens. We see little evidence that either trend is taking place.

From a supply perspective, the challenges are enormous and continue to grow. Access to high-quality energy-related and metals reserves is limited, agricultural supplies are pinched, producers' costs are rising, and shortages of skilled labor and equipment are common. At the same time, demand remains robust. Key sources of growing demand include China, India, Russia, other emerging markets, and increasingly, the Middle East. The demographics and industrialization of these high-growth regions supports continued demand pressure, a trend that is taking place amid an environment of increasing supply constraints. We believe the net effect will be higher commodity prices for a longer period.

We believe the best way for investors to gain access to these powerful trends is through an actively managed (rather than index-based) approach. We believe an actively managed strategy allows for better risk-adjusted returns through the entire commodity cycle. Our global, broad-based, actively managed, research-driven approach should enable us to continue to add value by identifying and capitalizing on opportunities in the commodities sector as they develop.

Other Information

Changes in Officers

On February 13, 2007, the Board of Directors appointed Paul Antosca as an Assistant Treasurer for the fund and Jason Vasquez as Anti-Money Laundering Compliance Officer for the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 36. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

On December 22, 2006, the fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 31, 2007. The fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,171,987 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,091,218 shares of common stock, or approximately 60% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 8.31717% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $17.445, which is equal to 98% of the Fund's net asset value on February 1, 2007.

On June 11, 2007, the Fund commenced a tender offer for cash for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on July 17, 2007. The Fund accepted after adjusting for fractional shares in accordance with the terms of the offer, 1,113,387 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,753,961 shares of common stock, or approximately 62% of the fund's common shares outstanding, were tendered through the expiration date. Under the final pro-ration calculation, 8.09499% of the non-odd lot shares were properly tendered and accepted for payments. The shares accepted for tender received cash at a repurchase price of $21.795, which is equal to 98% of the Fund's net asset value on July 18, 2007.

There can be no assurance that any action proposed or adopted by the Board of Directors will reduce or eliminate the discount at which the fund's shares trade. The tender offer was made only by the Offer to Purchase and the related Letter of Transmittal.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 30, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Investment Summary as of June 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent performance.

Total Return as of 6/30/07	1-Year	Life of Fund*
Based on Net Asset Value(a)	22.91%	24.76%
Based on Market Price(a)	26.01%	16.98%
Blended Index+	21.30%	23.25%
S&P Goldman Sachs Commodity Index+	-13.99%	.50%
MSCI World Energy Index+	23.28%	26.54%
MSCI World Materials Index+	40.33%	31.40%
Per Share Information	As of 6/30/07	As of 6/30/06
Net Asset Value	$ 21.25	$ 19.27
Market Price	$ 18.62	$ 16.47

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 6/30/07: Income Dividends	$ .13
Capital Gain Distributions	$ 1.56
* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the Fund's historical performance.
Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all distributions and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Summary

Asset Allocation	6/30/07	6/30/06

Common Stocks	74%	80%
Commodities Linked/Structured Notes and Cash Equivalents*	23%	17%
Exchange Traded Funds	2%	3%
Cash Equivalents	1%	—
	100%	100%
* Includes cash collateral held in connection with commodities linked/structured notes.
Geographical Diversification (As a % of Common Stocks)	6/30/07	6/30/06

United States	44%	59%
United Kingdom	10%	15%
Canada	9%	6%
France	7%	3%
Netherlands	7%	3%
Australia	5%	1%
Finland	3%	2%
Russia	3%	1%
Italy	3%	2%
Other	9%	8%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	6/30/06

Energy	51%	51%
Materials	48%	47%
Industrials	1%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (30.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	5.8%
2. Royal Dutch Shell PLC Explores, produces and refines petroleum	4.9%
3. Total SA Produces, refines, transports, and markets oil and natural gas	3.7%
4. BHP Billiton PLC Producer of petroleum, minerals and steel products	2.8%
5. Monsanto Co. Provider of agricultural products	2.4%
6. BP PLC Exporter and producer of oil and natural gas	2.3%
7. Eni SpA Provider of oilfield and engineering services	2.3%
8. Occidental Petroleum Corp. Producer of oil and natural gas	2.2%
9. Rio Tinto PLC Operator of a mining, manufacturing and development company	2.1%
10. BHP Billitian PIC Explorer, producer and marketer of aluminum and other metal products	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the General Information section in the beginning of this report for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007

	Shares	Value ($)

Common Stocks 74.4%
Argentina 0.9%
Tenaris SA (ADR) (Cost $3,138,082)	82,200	4,024,512
Australia 3.7%
BHP Billiton Ltd.	445,100	13,285,017
Rio Tinto Ltd.	53,098	4,422,819
(Cost $11,297,450)		17,707,836
Canada 6.7%
Agrium, Inc.	108,100	4,738,032
Alcan, Inc. (d)	0	7
Domtar Corp.* (a)	304,100	3,393,756
Domtar Corp.* (a)	185,100	2,055,605
EnCana Corp.	111,800	6,876,448
IPSCO, Inc.	1	134
Kinross Gold Corp.*	480,400	5,587,567
Suncor Energy, Inc.	98,764	8,896,829
(Cost $25,294,593)		31,548,378
Finland 2.5%
Stora Enso Oyj "R"	392,100	7,353,686
UPM-Kymmene Oyj	185,850	4,587,435
(Cost $11,261,262)		11,941,121
France 5.6%
Lafarge SA	27,392	4,984,201
Total SA	214,755	17,433,059
Vallourec SA	12,390	3,959,619
(Cost $21,057,843)		26,376,879
Germany 0.9%
Wacker Chemie AG(Cost $3,459,766)	17,600	4,156,239
Italy 2.3%
Eni SpA(Cost $9,453,544)	305,000	11,055,370
Japan 0.8%
Tokyo Steel Manufacturing Co., Ltd.(Cost $3,790,991)	235,000	3,673,106
Netherlands 4.9%
Royal Dutch Shell PLC "A"	311,600	12,692,650
Royal Dutch Shell PLC "B"	249,004	10,398,129
(Cost $20,563,812)		23,090,779
Norway 1.5%
Statoil ASA (ADR) (Cost $5,699,556)	235,040	7,288,590
Russia 2.4%
Magnitogorsk Iron & Steel Works (GDR) 144A*	280,930	3,595,904
OAO Gazprom (ADR)	1,485	62,221
OAO Gazprom (ADR) (REG S)	187,901	7,785,661
(Cost $11,596,391)		11,443,786
South Africa 1.2%
Gold Fields Ltd. (ADR) (Cost $6,086,881)	351,200	5,513,840
Sweden 0.8%
SSAB Svenskt Stal AB "A"(Cost $3,316,873)	97,600	4,000,097
United Kingdom 7.8%
Anglo American PLC	48,517	2,840,054
BHP Billiton PLC	340,192	9,434,719
BP PLC	918,957	11,070,926
Lonmin PLC	47,089	3,771,534
Rio Tinto PLC	128,230	9,795,991
(Cost $20,980,958)		36,913,224
United States 32.4%
Air Products & Chemicals, Inc.	66,420	5,338,175
Apache Corp.	90,860	7,413,267
Arch Coal, Inc.	56,800	1,976,640
Ball Corp.	80,100	4,258,917
Cameron International Corp.*	33,249	2,376,306
Chevron Corp.	72,900	6,141,096
Commercial Metals Co.	79,035	2,669,012
Crown Holdings, Inc.*	188,970	4,718,581
E.I. du Pont de Nemours & Co.	89,800	4,565,432
ExxonMobil Corp.	325,310	27,287,003
Martin Marietta Materials, Inc.	38,500	6,237,770
MeadWestvaco Corp.	123,600	4,365,552
Monsanto Co.	171,464	11,580,679
Occidental Petroleum Corp.	181,280	10,492,486
Owens-Illinois, Inc.*	99,500	3,482,500
Packaging Corp. of America	63,200	1,599,592
Peabody Energy Corp.	52,824	2,555,625
PPG Industries, Inc.	81,630	6,212,859
Praxair, Inc.	85,000	6,119,150
Schlumberger Ltd.	102,420	8,699,555
Sunoco, Inc.	33,370	2,658,922
Temple-Inland, Inc.	70,930	4,364,323
Valero Energy Corp.	68,482	5,058,081
Weyerhaeuser Co.	79,200	6,251,256
XTO Energy, Inc.	117,100	7,037,710
(Cost $101,726,810)		153,460,489
Total Common Stocks (Cost $258,724,812)		352,194,246
Exchange Traded Funds 2.1%
streetTRACKS Gold Trust* (Cost $7,199,554)	153,355	9,856,126
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 23.1%
AIG — FP Private Funding (Cayman) Ltd., S&P GSCI Note, 144A, 5.17%, 1/10/2008 (b)	30,000,000	34,134,028
Barclays S&P GSCI Structured Note, 144A, 5.22%, 3/14/2008 (b)	20,000,000	20,991,800
Barclays S&P GSCI Structured Note, 144A, 5.22%, 7/8/2008 (b)	15,000,000	15,085,680
Barclays S&P GSCI Structured Note, 144A, 5.22%, 6/30/2008(b)	10,800,000	10,748,020
Cargill S&P GSCI Note, 144A, 5.12%, 2/6/2008 (b)	26,000,000	28,283,507
Total Commodities Linked/Structured Notes (Cost $101,620,200)		109,243,035
	Shares	Value ($)

Cash Equivalents 0.5%
Cash Management QP Trust, 5.34% (c) (Cost $2,478,162)	2,478,162	2,478,162
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $370,022,728)+	100.1	473,771,569
Other Assets and Liabilities, Net	(0.1)	(677,075)
Net Assets	100.0	473,094,494
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $370,220,292. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $103,551,277. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $105,149,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,598,606.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Fractional share position.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

S&P GSCI: S&P Goldman Sachs Commodity Index

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007
Assets
Investments: Investments in securities, at value (cost $367,544,566)	$ 471,293,407
Investment in Cash Management QP Trust (cost $2,478,162)	2,478,162
Total investments in securities, at value (cost $370,022,728)	473,771,569
Cash	9,199
Foreign currency, at value (cost $119,645)	145,561
Receivable for investments sold	19,626,563
Interest receivable	59,813
Due from custodian	1,887,415
Dividends receivable	153,468
Foreign taxes recoverable	55,485
Other assets	5,922
Total assets	495,714,995
Liabilities
Payable for investments purchased	22,139,765
Accrued management fee	330,098
Accrued expenses and other liabilities	150,638
Total liabilities	22,620,501
Net assets, at value	$ 473,094,494
Net Assets consist of
Undistributed net investment income	1,871,660
Net unrealized appreciation (depreciation) on: Investments	103,748,841
Foreign currency related transactions	9,031
Accumulated net realized gain (loss)	63,431,831
Cost of 3,704,256 shares held in treasury	(67,228,508)
Paid-in capital	371,261,639
Net assets, at value	$ 473,094,494
Net Asset Value:
Net Asset Value offering and redemption price per share ($473,094,494 ÷ 22,267,742 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 21.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2007
Investment Income
Income: Interest	$ 17,424
Dividends (net of foreign taxes withheld of $338,484)	6,246,870
Interest — Cash Management QP Trust	1,019,873
Total Income	7,284,167
Expenses: Management fee	3,892,843
Custody and accounting fees	321,361
Reports to shareholders	163,417
Legal	95,328
Auditing	65,841
Services to shareholders	20,435
NYSE listing fees	17,425
Trustees' fees and expenses	11,399
Other	115,870
Total expenses	4,703,919
Net investment income (loss)	2,580,248
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	65,359,186
Futures	(1,233,172)
Written options	26,611
Foreign currency related transactions	(128,657)
64,023,968
Net unrealized appreciation (depreciation) during the period on: Investments	14,809,136
Futures	(46,582)
Foreign currency related transactions	23,444
14,785,998
Net gain (loss) on investment transactions	78,809,966
Net increase (decrease) in net assets resulting from operations	$ 81,390,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended June 30,
	2007	2006
Operations: Net investment income (loss)	$ 2,580,248	$ 5,052,571
Net realized gain (loss) on investment transactions	64,023,968	70,625,839
Net unrealized appreciation (depreciation) during the period on investment transactions	14,785,998	50,197,411
Net increase (decrease) in net assets resulting from operations	81,390,214	125,875,821
Distributions to shareholders from: Net investment income	(2,929,966)	(4,415,240)
Net realized gains	(36,636,298)	(42,731,729)
Total distributions to shareholders	(39,566,264)	(47,146,969)
Fund share transactions: Cost of shares tendered	(20,445,314)	(46,783,194)
Net increase (decrease) in net assets from Fund share transactions	(20,445,314)	(46,783,194)
Increase (decrease) in net assets	21,378,636	31,945,658
Net assets at beginning of year	451,715,858	419,770,200
Net assets at end of year (including undistributed net investment income of $1,871,660 and $2,350,035, respectively)	$ 473,094,494	$ 451,715,858
Other Information
Shares outstanding at beginning of period	23,439,729	25,971,998
Shares tendered	(1,171,987)	(2,532,269)
Common shares outstanding at end of period	22,267,742	23,439,729

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.27	$ 16.16	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.20	.12
Net realized and unrealized gain (loss) on investment transactions	3.54	4.69	1.77
Total from investment operations	3.65	4.89	1.89
Less distributions from: Net investment income	(.13)	(.17)	(.02)
Net realized gain on investment transactions	(1.56)	(1.65)	(.01)
Total distributions	(1.69)	(1.82)	(.03)
Offering costs charged to paid-in capital	—	—	(.03)
NAV accretion resulting from shares tendered for shares at value	.02	.04	—
Net asset value, end of period	$ 21.25	$ 19.27	$ 16.16
Market value, end of period	$ 18.62	$ 16.47	$ 14.04
Total Return (%)
Per share net asset value (%)[c]	22.91	32.61	12.98**
Per share market value (%)[c]	26.01	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	473	452	420
Ratio of expenses before expense reductions (%)	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.09	1.13	1.12*
Ratio of net investment income (loss) (%)	.60	1.08	.97*
Portfolio turnover rate (%)	118	93	59**
[a] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties as approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2007, the value of these securities comprised 23.1% of the Fund's net assets and resulted in unrealized appreciation of $7,622,835.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 17,361,194
Undistributed net long-term capital gains	$ 48,197,309
Undistributed appreciation (depreciation) on investments	$ 103,551,277

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2007	2006
Distributions from ordinary income*	$ 9,329,012	$ 26,590,132
Distributions from long-term capital gains	$ 30,237,252	$ 20,556,837
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $496,083,365 and $509,447,858, respectively.

For the year ended June 30, 2007, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	—	$ —
Written	3,753	335,963
Expired	(484)	(67,836)
Closed	(2,392)	(152,840)
Exercised	(877)	(115,287)
End of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the common shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $15,853, of which $2,628 is unpaid.

Prior to October 1, 2006, DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, was the shareholder service communications agent of the Fund. For the period from July 1, 2006 through September 30, 2006, the amount charged to the Fund by DWS-SSC aggregated $3,750, all of which was paid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended June 30, 2007 by DWS-SFAC aggregated $235,814, of which $19,248 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,470, of which $6,370 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the Fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's outstanding common shares.

On December 8, 2005, the Fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,665,546 shares of common stock, or approximately 53% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 9.2602% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

On May 1, 2006, the Fund commenced a second tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on May 30, 2006. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,233,670 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,528,858 shares of common stock, or approximately 59% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 6.3377% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.875, which is equal to 98% of the Fund's net asset value on May 31, 2006.

On December 22, 2006, the Fund commenced a third tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 31, 2007. The Fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,171,987 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 14,091,218 shares of common stock, or approximately 60% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 8.31717% of the tendered shares were properly tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $17.445, which is equal to 98% of the Fund's net asset value on February 1, 2007.

On June 11, 2007, the Fund commenced a fourth tender offer for cash for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on July 17, 2007. The Fund accepted after adjusting for fractional shares in accordance with the terms of the offer, 1,113,387 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,753,961 shares of common stock, or approximately 62% of the fund's common shares outstanding, were tendered through the expiration date. Under the final pro-ration calculation, 8.09499% of the tendered shares were properly tendered and accepted for payments. The shares accepted for tender received cash at a repurchase price of $21.795, which is equal to 98% of the Fund's net asset value on July 18, 2007.

G. Revenue Rulings

On December 16, 2005, the Internal Revenue Service ("IRS") issued a Revenue Ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The IRS extended this deadline to September 30, 2006. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. At the time, the Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments. On June 21, 2006, the fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Commodities Stock Fund, Inc. (the "Fund") at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 21, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.29 per share from net long-term capital gains during its year ended June 30, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $53,043,000 as capital gain dividends for its year ended June 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 90% of the income dividends paid during the Fund's fiscal year ended June 30, 2007, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $6,872,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at (800) 294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DIMA"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DIMA is part of Deutsche Asset Management. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies that invest primarily in foreign securities:  DWS Global High Income Fund, Inc., DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		80
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	80
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	80
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	80
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	80
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	80
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	80
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	80
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	80
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	80
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	80
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		78
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2007, DWS Global Commodities Stock Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL COMMODITIES STOCK FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$60,000	$128	$0	$0
2006	$113,000	$0	$0	$15,000

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$133,000	$16,250	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$16,250	$0	$16,250
2006	$15,000	$197,605	$15,000	$227,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox(Chairman), Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995.
•	Over 23 years of investment industry experience.
•	B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1999.
•	Over 21 years of investment industry experience.

•	B.A., Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996.
•	Over 12 years of investment industry experience.
•	B.S., State University of New York at Fredonia.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

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DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

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Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

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Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Theresa Gusman	$0	$500,001 - $1,000,000
Terence Brennan	$0	$100,001 - $500,000
Jeffrey Saeger	$10,000 - $50,000	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	1	$305,643,907	0	$0
Terence Brennan	1	$305,643,907	0	$0
Jeffrey Saeger	1	$305,643,907	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	1	$162,114,840	0	$0
Terence Brennan	1	$162,114,840	0	$0
Jeffrey Saeger	1	$162,114,840	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	1	$556,909,489	0	$0
Terence Brennan	1	$556,909,489	0	$0
Jeffrey Saeger	1	$556,909,489	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

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Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

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To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

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The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

July 1 through July 31	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28*	1,171,987	$17.4450	1,171,987	0
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a
May 1 through May 31	0	$0.0	n/a	n/a
June 1 through June 30	0	$0.0	n/a	n/a

Total	1,171,987	$17.4450	1,171,987	0

* On December 22, 2006 the Fund announced and commenced a cash tender offer. The Fund approved the tender offer for up to 1,171,987 of its shares of common stock, representing approximately 5% of its outstanding shares. This tender offer expired on January 31, 2007 and 1,171,987 were tendered.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007